Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
2.	Summary of Significant Accounting Policies

Cash and Cash Equivalents

Cash equivalents are recorded at cost plus accrued interest, which approximates market, and have original maturities of three months or less at the date of purchase. Cash and cash equivalents are maintained primarily with a few high-credit quality financial institutions.

Short-term Investments

Short-term investments are recorded at cost plus accrued interest, which approximates market. Unrealized gains and losses on investments classified as available-for-sale are recorded as a component of accumulated other comprehensive income (loss). Management determines the appropriate classification of its investments at the time of purchase and re-evaluates such determination at each balance sheet date.

Inventories Valuation

Inventories are stated at the lower of cost or market. Inventories valued using the last-in, first-out (LIFO) method of accounting represent approximately 47% of total inventories as of December 31, 2011 (45% as of December 31, 2010). All inventories held by the parent company and Nucor-Yamato Steel Company are valued using the LIFO method of accounting except for supplies that are consumed indirectly in the production process, which are valued using the first-in, first-out (FIFO) method of accounting. All inventories held by other subsidiaries of the parent company are valued using the FIFO method of accounting. The Company records any amount required to reduce the carrying value of inventory to net realizable value as a charge to cost of products sold.

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is provided on a straight-line basis over the estimated useful lives of the assets. The costs of planned major maintenance activities are capitalized and amortized over the period until the next scheduled major maintenance activity. All other repairs and maintenance activities are expensed when incurred.

Goodwill and Other Intangibles

Goodwill is the excess of cost over the fair value of net assets of businesses acquired. Goodwill is not amortized but is tested annually for impairment and whenever events or circumstances change that would make it more likely than not that an impairment may have occurred. We perform our annual impairment analysis as of the first day of the fourth quarter each year. The evaluation of impairment involves comparing the current estimated fair value of each reporting unit, which is a level below the reportable segment, to the recorded value, including goodwill. When appropriate, Nucor performs a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. For certain reporting units it is necessary to perform a quantitative analysis. In these instances, a discounted cash flow model is used to determine the current estimated fair value of these reporting units. A number of significant assumptions and estimates are involved in the application of the discounted cash flow model to forecast operating cash flows, including market growth and market share, sales volumes and prices, costs to produce, discount rate and estimated capital needs. Management considers historical experience and all available information at the time the fair values of its reporting units are estimated. Assumptions in estimating future cash flows are subject to a high degree of judgment and complexity. Changes in assumptions and estimates may affect the carrying value of goodwill and could result in additional impairment charges in future periods.

Finite-lived intangible assets are amortized over their estimated useful lives.

Long-Lived Asset Impairments

We evaluate our property, plant and equipment and finite-lived intangible assets for potential impairment on an individual asset basis or at the lowest level asset grouping for which cash flows can be separately identified. Asset impairments are assessed whenever changes in circumstances indicate that the carrying amounts of those productive assets could exceed their projected undiscounted cash flows. When it is determined that an impairment exists, the related assets are written down to estimated fair market value.

Equity Method Investments

Investments in joint ventures in which Nucor shares control over the financial and operating decisions but in which Nucor is not the primary beneficiary are accounted for under the equity method. Each of the Company's equity method investments is subject to a review for impairment if, and when, circumstances indicate that a decline in value below its carrying amount may have occurred. If management considers the decline to be other than temporary, the Company would write down the investment to its estimated fair market value.

Derivative Financial Instruments

Nucor uses derivative financial instruments from time to time primarily to partially manage its exposure to price risk related to natural gas purchases used in the production process as well as scrap, copper and aluminum purchased for resale to its customers. In addition, Nucor uses derivatives from time to time to partially manage its exposure to changes in interest rates on outstanding debt instruments and uses forward foreign exchange contracts to hedge cash flows associated with certain assets and liabilities, firm commitments and anticipated transactions.

Nucor recognizes all derivative instruments in the consolidated balance sheets at fair value. Amounts included in accumulated other comprehensive income (loss) related to cash flow hedges are reclassified into earnings when the underlying transaction is recognized in net earnings. Changes in fair value hedges are reported currently in earnings along with changes in the fair value of the hedged items. When cash flow and fair value hedges affect net earnings, they are included on the same financial statement line as the underlying transaction (cost of products sold or interest expense). If these instruments do not meet hedge accounting criteria, the change in fair value is recognized immediately in earnings in the same financial statement line as the underlying transaction.

Revenue Recognition

Nucor recognizes revenue when the customer takes title, assumes risk of loss, and when collection is reasonably assured.

Freight Costs

Internal fleet and some common carrier costs are included in marketing, administrative and other expenses. These costs included in marketing, administrative and other expenses were $67.2 million in 2011 ($59.9 million in 2010 and $54.3 million in 2009). All other freight costs are included in cost of products sold.

Income Taxes

Nucor utilizes the liability method of accounting for income taxes. Under the liability method, deferred taxes are determined based on the temporary differences between the financial statement and tax basis of assets and liabilities using tax rates expected to be in effect during the years in which the basis differences reverse. A valuation allowance is recorded when it is more likely than not that some of the deferred tax assets will not be realized.

Nucor recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Potential accrued interest and penalties related to unrecognized tax benefits are recognized as a component of earnings before taxes and noncontrolling interests.

Nucor's intention is to permanently reinvest the earnings of certain foreign investments. Accordingly, no provisions have been made for taxes that may be payable upon remittance of such earnings.

Stock-Based Compensation

The Company recognizes the cost of stock-based compensation as an expense using fair value measurement methods. The assumptions used to calculate the fair value of stock-based compensation granted are evaluated and revised, as necessary, to reflect market conditions and experience.

Comprehensive Income (Loss)

Nucor reports comprehensive income (loss) and the changes in accumulated other comprehensive income (loss) in its consolidated statements of stockholders' equity. Accumulated other comprehensive loss is comprised of the following (in thousands):

	December 31,
	2011	2010

Foreign currency translation, net of income taxes when applicable	$(12,311)	$27,923
Early-retiree medical plan adjustments, net of income taxes	14,384	13,190
Fair market value of derivatives, net of income taxes	(40,250)	(68,889)

	$(38,177)	$(27,776)

Foreign Currency Translation

For Nucor's operations where the functional currency is other than the U.S. dollar, assets and liabilities have been translated at year-end exchange rates, and income and expenses translated using average exchange rates for the respective periods. Adjustments resulting from the process of translating an entity's financial statements into the U.S. dollar have been recorded in accumulated other comprehensive income (loss) and are included in net earnings only upon sale or liquidation of the underlying investments. Foreign currency transaction gains and losses are included in operations in the period they occur.

Recent Accounting Pronouncements

In June 2011, the Financial Accounting Standards Board (FASB) amended its guidance on the presentation of comprehensive income in financial statements to improve the comparability, consistency and transparency of financial reporting and to increase the prominence of items that are recorded in other comprehensive income. The new accounting guidance requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. The provisions of this new guidance are effective for Nucor in the first quarter of 2012. The adoption of this guidance is not expected to have an effect on Nucor's operating results or financial position.

In September 2011, the FASB issued updated guidance on the assessment of goodwill impairment. This guidance allows companies to perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount before performing the two-step goodwill impairment test. We perform an impairment analysis of Nucor's goodwill at the beginning of the fourth quarter of each year, and we early adopted this guidance for our goodwill impairment testing in the fourth quarter of 2011. The adoption of this guidance did not have an effect on Nucor's operating results or financial position.